                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 24, 1994


                       Merrill Lynch & Co., Inc.
            (Exact name of Registrant as specified in its charter)

   Delaware                         1-7182                13-2740599
(State or other                (Commission            (I.R.S. Employer
jurisdiction of                File Number)           Identification No.)
incorporation)

     World Financial Center, North Tower, New York, New York   10281-1220
        (Address of principal executive offices)       (Zip Code)


 Registrant's telephone number, including area code: (212) 449-1000


        (Former name or former address, if changed since last report.)

Item 5.   Other Events

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-51489) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $100,000,000 principal amount of Constant Maturity Treasury Rate Indexed Notes due March 24, 1997 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


                             EXHIBITS

          (4)             Instruments defining the rights of
                          security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s Constant
                               Maturity Treasury Rate Indexed Notes due March 24, 1997.

          (5) & (23)      Opinion re: legality; consent of
                          counsel.

                               Opinion of Brown & Wood relating to the Constant Maturity Treasury Rate Indexed Notes due March 24, 1997 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      MERRILL LYNCH & CO., INC.
                                            (Registrant)



                                    By:     /s/ Theresa Lang
                                              Theresa Lang
                                                Treasurer




Date:  March 24, 1994

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 24, 1994



                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX



Exhibit No.    Description                                     Page

(4)            Instruments defining the rights of
               security holders, including
               indentures.

                    Form of Merrill Lynch & Co., Inc.'s
                    Constant Maturity Treasury Rate
                    Indexed Notes due March 24, 1997.

(5) & (23)     Opinion re: legality; consent of
               counsel.

                    Opinion of Brown & Wood relating to
                    the Constant Maturity Treasury Rate
                    Indexed Notes due March 24, 1997
                    (including consent for inclusion of
                    such opinion in this report and in
                    Merrill Lynch & Co., Inc.'s
                    Registration Statement relating to
                    such Notes).